EXHIBIT 21.1

LIST OF THE SUBSIDIARIES OF CAMPUS CREST COMMUNITIES, INC.

Name	State and Form of Organization
1. Campus Crest Communities GP, LLC	Delaware — Limited Liability Company
2. Campus Crest Communities LP, LLC	Delaware — Limited Liability Company
3. Campus Crest Communities Operating Partnership, LP	Delaware — Limited Partnership
4. Campus Crest Group, LLC	North Carolina — Limited Liability Company
5. Campus Crest at Asheville, LLC	Delaware — Limited Liability Company
6. Campus Crest at Carrollton, LLC	Delaware — Limited Liability Company
7. Campus Crest at Las Cruces, LLC	Delaware — Limited Liability Company
8. Campus Crest at Milledgeville, LLC	Delaware — Limited Liability Company
9. Campus Crest at Abilene, LP	Delaware — Limited Partnership
10. Campus Crest at Ellensburg, LLC	Delaware — Limited Liability Company
11. Campus Crest at Greeley, LLC	Delaware — Limited Liability Company
12. Campus Crest at Jacksonville, AL, LLC	Delaware — Limited Liability Company
13. Campus Crest at Mobile, LLC	Alabama — Limited Liability Company
14. Campus Crest at Mobile Phase II, LLC	Delaware — Limited Liability Company
15. Campus Crest at Nacogdoches, LP	Delaware — Limited Partnership
16. Campus Crest at Cheney, LLC	Delaware — Limited Liability Company
17. Campus Crest at Jonesboro, LLC	Delaware — Limited Liability Company
18. Campus Crest at Lubbock, LP	Delaware — Limited Partnership
19. Campus Crest at Stephenville, LP	Delaware — Limited Partnership
20. Campus Crest at Troy, LLC	Delaware — Limited Liability Company
21. Campus Crest at Waco, LP	Delaware — Limited Partnership
22. Campus Crest at Wichita, LLC	Delaware — Limited Liability Company
23. Campus Crest at Wichita Falls, LP	Delaware — Limited Partnership
24. Campus Crest at Murfreesboro, LLC	Delaware — Limited Liability Company
25. Campus Crest at San Marcos, LP	Delaware — Limited Partnership
26. Campus Crest GP, LLC	Delaware — Limited Liability Company
27. The Grove Student Properties, LLC	North Carolina — Limited Liability Company
28. Campus Crest Construction, LLC	North Carolina — Limited Liability Company
29. Campus Crest Development, LLC	North Carolina — Limited Liability Company
30. Campus Crest Lease, LLC	Delaware — Limited Liability Company
31. Campus Crest at San Marcos GP, LLC	Delaware — Limited Liability Company
32. Campus Crest Properties, LLC	North Carolina — Limited Liability Company
33. Campus Crest Ventures III, LLC	Delaware — Limited Liability Company
34. HSRE-Campus Crest I, LLC	Delaware — Limited Liability Company
35. Campus Crest Springing Member, LLC	Delaware — Limited Liability Company
36. Campus Crest Milledgeville Manager, LLC	Delaware — Limited Liability Company
37. Campus Crest at Lawrence, LLC	Delaware — Limited Liability Company
38. Campus Crest at Moscow, LLC	Delaware — Limited Liability Company
39. Campus Crest at Statesboro, LLC	Delaware — Limited Liability Company
40. Campus Crest at Conway, LLC	Delaware — Limited Liability Company
41. Campus Crest at Huntsville, LP	Delaware — Limited Partnership
42. Campus Crest at San Angelo, LP	Delaware — Limited Partnership
43. HSRE-CC Huntsville GP, LLC	Delaware — Limited Liability Company
44. HSRE-Campus Crest GP I, LLC	Delaware — Limited Liability Company
45. The Grove Student Properties, Inc.	Delaware — Corporation
46. Campus Crest Construction, Inc.	Delaware — Corporation
47. Campus Crest Development, Inc.	Delaware — Corporation
48. Campus Crest Asheville Manager, LLC	Delaware — Limited Liability Company
49. Campus Crest Carrollton Manager, LLC	Delaware — Limited Liability Company
50. Campus Crest Las Cruces Manager, LLC	Delaware — Limited Liability Company
51. Campus Crest at Orono, LLC	Delaware — Limited Liability Company
52. Campus Crest at Denton, LP	Delaware — Limited Partnership
53. Campus Crest at Clarksville, LLC	Delaware — Limited Liability Company
54. Campus Crest at Fort Collins, LLC	Delaware — Limited Liability Company
55. Campus Crest at Fort Wayne, LLC	Delaware — Limited Liability Company

Name	State and Form of Organization
56. Campus Crest at Valdosta, LLC	Delaware — Limited Liability Company
57. Campus Crest at Ames, LLC	Delaware — Limited Liability Company
58. Campus Crest Springing Member II, LLC	Delaware — Limited Liability Company
59. Campus Crest GP II, LLC	Delaware — Limited Liability Company
60. Campus Crest Springing Partner, LLC	Delaware — Limited Liability Company
61. Campus Crest Troy Lessor, LLC	Delaware — Limited Liability Company
62. Campus Crest Cheney Lessor, LLC	Delaware — Limited Liability Company
63. Campus Crest Murfreesboro Lessor, LLC	Delaware — Limited Liability Company
64. Campus Crest Jonesboro Lessor, LLC	Delaware — Limited Liability Company
65. Campus Crest Wichita Lessor, LLC	Delaware — Limited Liability Company
66. Campus Crest Wichita Falls Lessor, LLC	Delaware — Limited Liability Company
67. Campus Crest Waco Lessor, LLC	Delaware — Limited Liability Company
68. Campus Crest Stephenville Lessor, LLC	Delaware — Limited Liability Company
69. Campus Crest TRS Holdings, Inc.	Delaware — Corporation
70. HSRE-Campus Crest IV, LLC	Delaware — Limited Liability Company
71. HSRE-Campus Crest Denton GP, LLC	Delaware — Limited Liability Company
72. Campus Crest at Columbia, LLC	Delaware — Limited Liability Company
73. CCC California, LP	Delaware — Limited Partnership
74. CCC GP, Inc.	Delaware — Corporation
75. Campus Crest at San Angelo II, LP	Delaware — Limited Partnership
76. Campus Crest at San Angelo II GP, LLC	Delaware — Limited Liability Company
77. Campus Crest at Auburn, LLC	Delaware — Limited Liability Company
78. Campus Crest at Flagstaff, LLC	Delaware — Limited Liability Company
79. Campus Crest at Flagstaff II, LLC	Delaware — Limited Liability Company
80. Campus Crest at Huntsville I, LP	Delaware — Limited Partnership
81. Campus Crest at Huntsville II, LP	Delaware — Limited Partnership
82. Campus Crest Springing Member III, LLC	Delaware — Limited Liability Company
83. CCP NEWCO, LLC	Delaware — Limited Liability Company
84. Campus Crest at Huntsville I GP, LLC	Delaware — Limited Liability Company
85. Campus Crest at Huntsville II GP, LLC	Delaware — Limited Liability Company
86. HSRE-Campus Crest V, LLC	Delaware — Limited Liability Company
87. Campus Crest at Fayetteville, LLC	Delaware — Limited Liability Company
88. Campus Crest at Stillwater, LLC	Delaware — Limited Liability Company
89. Campus Crest at Laramie, LLC	Delaware — Limited Liability Company